Exhibit 21.1

Subsidiary	State of Incorporation or Formation
99 Garnsey Road Associates II, LLC	NY
AGNL Avionics Abbotsford Nominee ULC	Canada
Brick Holdings I, Inc.	DE
Brick Holdings II, Inc.	DE
Broadstone 2020EX Texas, LLC	NY
Broadstone AAP East, LLC	NY
Broadstone AAP Portfolio, LLC	NY
Broadstone ABCS Oklahoma, lLC	NY
Broadstone AC Wisconsin, LLC	NY
Broadstone ACW Wisconsin, LLC	NY
Broadstone ADB Ohio, LLC	NY
Broadstone ADTB Rochester, LLC	DE
Broadstone AFD Georgia, LLC	NY
Broadstone AHF Portfolio, LLC	NY
Broadstone AI Michigan, LLC	NY
Broadstone ALH Texas, LLC	NY
Broadstone AM I , LLC	NY
Broadstone AMG Illinois, LLC	NY
Broadstone APLB BrunsWIck, LLC	NY
Broadstone APLB Jacksonville, LLC	NY
Broadstone APLB Minnesota, LLC	NY
Broadstone APLB Sarasota, LLC	NY
Broadstone APLB SC LLC	NY
Broadstone APLB Utah LLC	NY
Broadstone APLB Virginia, LLC	NY
Broadstone APLB Wisconsin, LLC	NY
Broadstone APM Florida, LLC	NY
Broadstone AQG Indiana, LLC	NY
Broadstone AS Portfolio, LLC	NY
Broadstone ASDCW Texas, LLC	NY
Broadstone ASH Arkansas, LLC	NY
Broadstone ATI Massachusetts, LLC	DE
Broadstone August Family Upreit OH PA, LLC	NY
Broadstone AVF Illinois, LLC	NY
Broadstone AVF Michigan, LLC	NY
Broadstone BB Portfolio, LLC	NY
Broadstone BCI Iowa, LLC	NY
Broadstone BCI PA, LLC	NY
Broadstone BEC Texas, LLC	NY
Broadstone BEF Portfolio, LLC	NY
Broadstone BER East, LLC	NY
Broadstone BFC Maryland LLC	NY
Broadstone BFW Minnesota, LLC	NY
Broadstone Bh Alabama, LLC	NY
Broadstone BI South, LLC	NY
Broadstone BJWC Massachusetts, LLC	NY
Broadstone BK Emporia, LLC	NY
Broadstone BK Virginia, LLC	NY

Broadstone BNR Arizona, LLC	NY
Broadstone BP Kansas, LLC	NY
Broadstone BPC Ohio, LLC	NY
Broadstone BPC Pittsburgh, LLC	NY
Broadstone BPS Montana, LLC	NY
Broadstone BT South, LLC	NY
Broadstone BW Appalachia, LLC	NY
Broadstone BW Arkansas, LLC	NY
Broadstone BW Texas, LLC	NY
Broadstone BW Wings South, LLC	NY
Broadstone CA Canada, LLC	DE
Broadstone CA Holdings, LLC	DE
Broadstone Cable, LLC	NY
Broadstone Camping Texas, LLC	NY
Broadstone CC Austin, LLC	NY
Broadstone CC New Orleans, LLC	NY
Broadstone CC Portfolio, LLC	NY
Broadstone CC Raleigh Greensboro, LLC	NY
Broadstone CC Theodore Augusta, LLC	NY
Broadstone CCP Virginia, LLC	NY
Broadstone CF Georgia, LLC	NY
Broadstone CFW Texas, LLC	NY
Broadstone CG Georgia, LLC	NY
Broadstone CG Indiana, LLC	NY
Broadstone CHR Illinois, LLC	NY
Broadstone CI West, LLC	NY
Broadstone CLE Illinois, LLC	NY
Broadstone CM Florida, LLC	NY
Broadstone CMH Illinois, LLC	NY
Broadstone CMM Colorado, LLC	NY
Broadstone CPN North Carolina, LLC	NY
Broadstone CPS Ohio, LLC	NY
Broadstone CQ Illinois, LLC	NY
Broadstone CSB Minnesota, LLC	NY
Broadstone Cvp Virginia, LLC	NY
Broadstone CW Nevada, LLC	NY
Broadstone CWP Michigan, LLC	NY
Broadstone DF Georgia, LLC	NY
Broadstone DG Northeast, LLC	NY
Broadstone DG South, LLC	NY
Broadstone DG West, LLC	NY
Broadstone DHCP VA AL, LLC	NY
Broadstone DI Portfolio, LLC	NY
Broadstone DMC Wisconsin, LLC	NY
Broadstone DQ Virginia, LLC	NY
Broadstone EA Ohio, LLC	NY
Broadstone Ea Pennsylvania, LLC	NY
Broadstone EC Portfolio, LLC	NY
Broadstone EH Illinois, LLC	NY
Broadstone EHA Florida, LLC	NY

Broadstone Employee Sub, LLC	NY
Broadstone EO Birmingham I, LLC	NY
Broadstone EO Birmingham II, LLC	NY
Broadstone EO North Carolina, LLC	NY
Broadstone ETI Portfolio, LLC	NY
Broadstone Evh Vermont, LLC	NY
Broadstone EWD Illinois, LLC	NY
Broadstone FC Colorado, LLC	NY
Broadstone FC Portage, LLC	NY
Broadstone FD Portfolio I, LLC	NY
Broadstone FD Portfolio II, LLC	NY
Broadstone FD West Columbia, LLC	NY
Broadstone FDDT, LLC	NY
Broadstone FDT Wisconsin, LLC	NY
Broadstone FHS Texas, LLC	NY
Broadstone Filter, LLC	NY
Broadstone FIT Florida, LLC	NY
Broadstone FKC Louisiana, LLC	NY
Broadstone FKC Minnesota, LLC	NY
Broadstone FMAS Mississippi, LLC	NY
Broadstone FMFP Texas B2, LLC	NY
Broadstone FMFP Texas B3, LLC	NY
Broadstone FMFP Texas, LLC	NY
Broadstone FR Portfolio, LLC	NY
Broadstone FSLY Maryland, LLC	NY
Broadstone GC Kentucky, LLC	NY
Broadstone GCSC Florida, LLC	NY
Broadstone GDMS Massachusetts, LLC	NY
Broadstone GHS South Carolina, LLC	NY
Broadstone GLG Missouri, LLC	NY
Broadstone GUC Colorado, LLC	NY
Broadstone HBC Arizona, LLC	NY
Broadstone HC California, LLC	NY
Broadstone HFO Michigan, LLC	NY
Broadstone HHH Texas, LLC	NY
Broadstone HHP Pennsylvania, LLC	NY
Broadstone HI Illinois, LLC	NY
Broadstone HLC Midwest, LLC	NY
Broadstone HLM Ohio, LLC	NY
Broadstone HMC Washington, LLC	NY
Broadstone Home NC, LLC	NY
Broadstone Home Texas, LLC	NY
Broadstone ICW Portfolio, LLC	NY
Broadstone IELC Texas, LLC	NY
Broadstone IKGTX, LLC	NY
Broadstone IPI Illinois, LLC	NY
Broadstone IS Houston, LLC	NY
Broadstone IT Portfolio, LLC	NY
Broadstone ITI Pennsylvania, LLC	NY
Broadstone IUH Indiana, LLC	NY

Broadstone IVRO CA, LLC	NY
Broadstone JAX Portfolio, LLC	NY
Broadstone JBL California, LLC	NY
Broadstone JFR Portfolio, LLC	NY
Broadstone JL Portfolio, LLC	NY
Broadstone JLC Missouri, LLC	NY
Broadstone JRA Michigan, LLC	NY
Broadstone JTR Portfolio, LLC	NY
Broadstone KBC Portfolio, LLC	NY
Broadstone KFC Chicago, LLC	NY
Broadstone Kinston, LLC	NY
Broadstone KKD Portfolio, LLC	NY
Broadstone Kkmc Portfolio, LLC	NY
Broadstone KNG Oklahoma, LLC	NY
Broadstone Kp Alabama, LLC	NY
Broadstone LC Florida, LLC	NY
Broadstone LCA Tampa, LLC	NY
Broadstone LE Portfolio, LLC	NY
Broadstone LGC Northeast, LLC	NY
Broadstone Liverpool Portfolio, LLC	NY
Broadstone LJS California, LLC	NY
Broadstone LJS Georgia, LLC	NY
Broadstone LW PA, LLC	NY
Broadstone MB Louisiana, LLC	NY
Broadstone MCW Wisconsin, LLC	NY
Broadstone MD Oklahoma, LLC	NY
Broadstone Med Florida, LLC	NY
Broadstone MFEC Florida, LLC	NY
Broadstone MGK Minnesota, LLC	NY
Broadstone MHH Michigan, LLC	NY
Broadstone Mid America Indiana, LLC	NY
Broadstone MNB Nebraska, LLC	NY
Broadstone Mountain Burlington Limited Partnership	Canada - BC
Broadstone Mountain Calgary Limited Partnership	Canada - BC
Broadstone Mountain GP Ltd.	Canada - BC
Broadstone Mountain North York Limited Partnership	Canada - BC
Broadstone Mountain Ottawa Limited Partnership	Canada - BC
Broadstone Mountain Portfolio Ltd.	Canada - BC
Broadstone Mountain Vancouver Limited Partnership	Canada - BC
Broadstone Mountain Winnipeg Limited Partnership	Canada - BC
Broadstone MPH Michigan, LLC	NY
Broadstone MS Minnesota, LLC	NY
Broadstone MS Texas, LLC	NY
Broadstone MSC Florida, LLC	NY
Broadstone MV Portfolio, LLC	NY
Broadstone MW Texas, LLC	NY
Broadstone NDC Fayetteville, LLC	NY
Broadstone Ned Portfolio, LLC	NY
Broadstone Net Lease Acquisitions, LLC	NY
Broadstone Net Lease TRS, LLC	NY

Broadstone Net Lease, Inc.	MD
Broadstone Net Lease, LLC	NY
Broadstone NF Minnesota, LLC	NY
Broadstone NI North Carolina, LLC	NY
Broadstone NIC Pennsylvania, LLC	NY
Broadstone NRS Michigan, LLC	NY
Broadstone NSC Texas, LLC	NY
Broadstone NVLX Portfolio, LLC+A53	NY
Broadstone NWCC Texas, LLC	NY
Broadstone Octa Indiana, LLC	NY
Broadstone OLL New York, LLC	NY
Broadstone OP Ohio, LLC	NY
Broadstone PA Texas, LLC	NY
Broadstone PC Michigan, LLC	NY
Broadstone PCI Wisconsin, LLC	NY
Broadstone PCSC Texas, LLC	NY
Broadstone Pearl Portfolio III, LLC	NY
Broadstone Pearl, LLC	NY
Broadstone PFS New Jersey, LLC	DE
Broadstone PHS Washington, LLC	NY
Broadstone PIC Illinois, LLC	NY
Broadstone PIH CA, LLC	NY
Broadstone PJ RLY, LLC	NY
Broadstone Plumbing TX, LLC	NY
Broadstone PMI Portfolio, LLC	NY
Broadstone PP Arkansas, LLC	NY
Broadstone PRGS Portfolio, LLC	NY
Broadstone PSM Michigan, LLC	NY
Broadstone Pv California, LLC	NY
Broadstone Pvc Ma, LLC	NY
Broadstone PY Cincinnati, LLC	NY
Broadstone QC Texas, LLC	NY
Broadstone RA California, LLC	NY
Broadstone RBC Portfolio, LLC	NY
Broadstone RC MN, LLC	NY
Broadstone RCS Texas, LLC	NY
Broadstone Renal Tennessee, LLC	NY
Broadstone Rev New Jersey, LLC	NY
Broadstone RHI Virginia, LLC	NY
Broadstone RL Portfolio, LLC	NY
Broadstone RM Missouri, LLC	NY
Broadstone Roller, LLC	NY
Broadstone RTC Portfolio, LLC	NY
Broadstone SC Elgin, LLC	NY
Broadstone SC Illinois, LLC	NY
Broadstone SCD Mason, LLC	NY
Broadstone Scv Arizona, LLC	NY
Broadstone SEC North Carolina, LLC	NY
Broadstone SF Minnesota, LLC	NY
Broadstone SLH Minnesota, LLC	NY

Broadstone Sn Colorado, LLC	NY
Broadstone SNC OK TX, LLC	NY
Broadstone SNI East, LLC	NY
Broadstone SNI Greenwich, LLC	NY
Broadstone SOE Raleigh, LLC	NY
Broadstone Sp Wisconsin, LLC	NY
Broadstone Sports Portfolio, LLC	NY
Broadstone SPS Utah, LLC	NY
Broadstone SSH California, LLC	NY
Broadstone ST Texas, LLC	NY
Broadstone STI Minnesota, LLC	NY
Broadstone STS California, LLC	NY
Broadstone Sw Mississippi, LLC	NY
Broadstone TA Tennessee, LLC	NY
Broadstone TB Augusta Pensacola, LLC	NY
Broadstone TB Jacksonville, LLC	NY
Broadstone TB Northwest, LLC	NY
Broadstone TB Ozarks, LLC	NY
Broadstone TB Southeast, LLC	NY
Broadstone TB TN, LLC	DE
Broadstone TF Oklahoma, LLC	NY
Broadstone TH North Dakota, LLC	NY
Broadstone Tpr Texas, LLC	NY
Broadstone TR Florida, LLC	NY
Broadstone TRH Texas, LLC	NY
Broadstone TRP Indiana, LLC	NY
Broadstone TRS Arizona, LLC	NY
Broadstone TRS East, LLC	NY
Broadstone TRS Kentucky, LLC	NY
Broadstone TRS Mississippi, LLC	NY
Broadstone TRS New Mexico, LLC	NY
Broadstone TRS Orangeburg, LLC	NY
Broadstone TRS Portfolio 2, LLC	NY
Broadstone TRS Portfolio, LLC	NY
Broadstone TRS Texas, LLC	NY
Broadstone TSC Tennessee, LLC	NY
Broadstone Tsc Texas, LLC	NY
Broadstone TSGA Kentucky, LLC	NY
Broadstone USMM Michigan, LLC	NY
Broadstone USPO Portfolio, LLC	NY
Broadstone UW Kentucky, LLC	NY
Broadstone Vah Illinois, LLC	NY
Broadstone VW Tennessee, LLC	NY
Broadstone WFM Sterling, LLC	DE
Broadstone WG Southeast, LLC	NY
Broadstone WGR Wisconsin, LLC	NY
Broadstone WH Texas, LLC	NY
Broadstone WI Alabama, LLC	NY
Broadstone WI Appalachia, LLC	NY
Broadstone WI East, LLC	NY

Broadstone WI Great Plains, LLC	NY
Broadstone WI MT ND, LLC	NY
Broadstone WRK California, LLC	NY
Broadstone WS Iowa, LLC	NY
Broadstone Xela Texas, LLC	NY
Broadstone ZCW Portfolio, LLC	NY
Cf Alpha & Golf Ks Propco LLC	DE
Cf Alpha & Golf Ma Propco LLC	DE
Eire Rochester Florida II L.L.C.	FL
GRC Durham, LLC	DE
GRC LI TX, LLC	DE
Hickory Drive Holdings, LLC	DE
NWR Realty LLC	WA
TB Tampa Real Estate, LLC	NY
Unity Ridgeway, LLC	NY